UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 4, 2008
DISCOVERY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-51205	20-2471174
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-4000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.
On June 4, 2008, Discovery Holding Company (the “Company”) entered into the following agreements:
• Transaction Agreement with Discovery Communications, Inc. a wholly-owned subsidiary of the Company (“New DHC”), DHC Merger Sub, Inc., a wholly-owned subsidiary of New DHC (“Merger Sub”), Advance/Newhouse Programming Partnership (“Advance/Newhouse”), and with respect to Section 5.14 thereof only Advance Publications, Inc., and Newhouse Broadcasting Corporation;

• Merger Agreement with New DHC and Merger Sub; and

• Reorganization Agreement with New DHC, Ascent Media Corporation (“Spinco”), Ascent Media Group, LLC (“AMG”), and Ascent Media Creative Sound Services, Inc.
Pursuant to the terms and provisions of the Reorganization Agreement and the Transaction Agreement, the Company will spin-off to its shareholders in a pro-rata distribution Spinco, which will own the networks and creative services business of AMG. Immediately following the spin-off of Spinco, pursuant to the Transaction Agreement, Advance/Newhouse will contribute its interests in Discovery Communications Holding, LLC and Animal Planet L.P. to New DHC in exchange for preferred stock of New DHC that will be convertible into common shares of New DHC representing approximately 33-1/3% of the shares of common stock of New DHC issued in the merger described below. Pursuant to the Transaction Agreement and Merger Agreement, immediately following the contribution by Advance/Newhouse, Merger Sub will merge with the Company, with the Company as the surviving corporation, and each share of common stock of the Company outstanding at the effective time of the merger will be converted as follows:
• each share of Series A common stock of the Company will be converted into 0.50 shares of New DHC Series A common stock and 0.50 shares of New DHC Series C common stock; and

• each share of Series B common stock of the Company will be converted into 0.50 shares of New DHC Series B common stock and 0.50 shares of New DHC Series C common stock.
Consummation of the transactions described in this report is subject to various conditions, including, receipt of opinions of tax counsel, approval by DHC stockholders and regulatory clearances and approvals.
A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated June 4, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2008

DISCOVERY HOLDING COMPANY

By:	/s/ Charles Y. Tanabe
Name: Charles Y. Tanabe
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release, dated June 4, 2008